Exhibit 10.2

                          DATEK STOCKHOLDERS AGREEMENT

                  THIS DATEK STOCKHOLDERS AGREEMENT (the "Agreement") is entered into as of June 9, 2002 by and between INSTINET GROUP INCORPORATED, a Delaware corporation ("Instinet"), REUTERS LIMITED, a company organized under the laws of England and Wales ("Reuters Limited"), and DATEK ONLINE HOLDINGS CORP., a Delaware corporation ("Datek").

                                    RECITALS

                  WHEREAS, Instinet, Island Holding Corporation, Inc., a Delaware corporation ("Island") and Daiquiri Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Instinet have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the "Merger Agreement").

                  WHEREAS, the parties desire to enter into this Agreement to set forth their agreement regarding certain matters with respect to the transfer of shares of Instinet to be received by Datek pursuant to the Merger Agreement, if any.

                                   AGREEMENTS

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their respective successors and permitted assigns, hereby agree as follows:

ARTICLE I
                                   DEFINITIONS

                  1.1. Definitions. As used in this Agreement, the following terms will have the following meanings, applicable both to the singular and the plural forms of the terms described.

                  "Affiliate" means, with respect to a given Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition and the definition of "Permitted Transferee," "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote forty percent (40%) or more of the securities having voting power for the election of directors (or other Persons acting in similar capacities) of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                   "Agreement" has the meaning ascribed thereto in the preamble hereto, as such agreement may be amended and supplemented from time to time in accordance with its terms.

                   "Bain Group" has the meaning ascribed thereto in the Island Stockholders Agreement.

                  "Cause" means (a) the commission by an individual of any act or omission that would constitute a felony or other crime under applicable federal, state or foreign law determined by the members of the Board of Directors (excluding the applicable individual, if a director) to be material to such individual's role at Instinet, (b) the commission by an individual of any act of moral turpitude, (c) fraud, dishonesty or a breach of fiduciary duty to Instinet, its Affiliates and/or its stockholders, (d) continued alcohol or other substance abuse by an individual that renders him incapable of performing his material duties to the satisfaction of the Board of Directors or (e) any act or omission by an individual that is a material violation of any applicable federal or state or other securities law, regulation or rule or of any applicable rule or regulation of any self-regulatory organization.

                  "Common Stock" means the common stock, par value $0.01 per share, of Instinet, and any other class of Instinet's capital stock representing the right to vote generally for the election of directors.

                  "Corporate Agreement" means the Amended and Restated Corporate Agreement, dated as of the date hereof, by and between Reuters Limited and Instinet, as the same may be further amended, supplemented or otherwise modified from time to time.

                  "Datek" has the meaning ascribed thereto in the preamble hereto.

                   "Derivative Transaction" means any transaction involving a security linked to the Common Stock, including any equity swap, put, put equivalent, collar, sale of exchangeable security or similar transaction.

                  "Effective Time" has the meaning ascribed thereto in the Merger Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

                  "Initial Share Holding Period" has the meaning ascribed thereto in Section 2.1(a).

                  "Instinet" has the meaning ascribed thereto in the preamble hereto.

                  "Instinet Entities" means Instinet Parent, Instinet and their respective Subsidiaries from time to time, and "Instinet Entity" shall mean any of the Instinet Entities; provided, however, in each case, that any such Instinet Entity shall cease to be a "Instinet Entity" under this Agreement at such time as such Person no longer is a Subsidiary of Instinet Parent or Instinet, as the case may be.

                  "Instinet Parent" means any Person who succeeds Instinet as the parent corporation of the Instinet Entities as a result of a corporate reorganization, merger or otherwise.

                  "Island Stockholders" has the meaning ascribed thereto in the Island Stockholders Agreement.

                  "Island Stockholders Agreement" means the Stockholders Agreement, dated as of the date hereof, by and among Instinet, the Reuters Parties, the Bain Group, the Silver Lake Group, the TA Group and Edward Nicoll.

                   "Joinder Agreement" means a joinder agreement in the form attached hereto as Exhibit A by which a Person agrees to be treated as Datek hereunder.

                  "Legend" has the meaning ascribed thereto in Section 2.1(d).

                   "Market Transaction" means any transaction effected on an exchange or in the over-the-counter market (as such terms are used in Section 4(4) of the Securities Act), on an "alternative trading system" (as defined in Regulation ATS) or directly with a "market maker" (as defined in Section 3(a)(38) of the Exchange Act).

                  "Merger Agreement" has the meaning ascribed thereto in the preamble hereto.

                  "Other Distribution" means a distribution (by dividend or otherwise) of the Subject Shares by Datek in respect of its capital stock or securities exerciseable therefor to its stockholders and optionholders that is not a Pro Rata Securityholder Distribution.

                   "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

                  "Pro Rata Securityholder Distribution" means a distribution (by dividend or otherwise) of the Subject Shares by Datek in respect of its capital stock or securities exercisable therefor to its stockholders and optionholders in which the Bain Group, the TA Group and the Silver Lake Group receive at least their pro rata share of the Subject Shares (based on their fully diluted interest in Datek as of the date hereof adjusted for the effects of employee stock options or similar stock issuances occurring after the date hereof) and the other Subject Shares are distributed substantially as widely as set forth in Section 3.17(a) of the Company Disclosure Schedule attached to the Merger Agreement, including with respect to approximate number of security holders and approximate range of sizes of share holdings.

                   "Registration Rights Agreement" means that certain Registration Rights Agreement to be entered into by and among Instinet, the Reuters Parties, the Island Stockholders, Finanzas B.V. and those additional stockholders of Instinet, if any, party thereto.

                  "Reuters Holders" has the meaning ascribed to the term "Holders" in the Corporate Agreement.

                  "Reuters Limited" has the meaning ascribed thereto in the preamble hereto.

                  "Reuters Parties" has the meaning ascribed thereto in the Island Stockholders Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

                  "Silver Lake Group" has the meaning ascribed thereto in the Island Stockholders Agreement.

                  "Subject Shares" means all shares of Common Stock originally acquired by Datek pursuant to the Merger Agreement (and any additional shares of Common Stock issued in respect of such shares subsequent to the Effective Time pursuant to a stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or any similar event) held by Datek or any Person required by this Agreement to execute a Joinder Agreement with respect to such shares.

                  "Subsidiary" means, as to any Person, any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting power of capital stock or other voting ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is owned or controlled, directly or indirectly, by such Person or by one or more of the Subsidiaries of such Person or by a combination thereof.

                   "TA Group" has the meaning ascribed thereto in the Island Stockholders Agreement.

                   "Transfer" means, with respect to securities, a transfer, sale, assignment, pledge, hypothecation or other disposition, whether directly or indirectly (pursuant to a Derivative Transaction, the creation of a derivative security, by Transfer of other securities convertible into or exchangeable or exercisable for, or any right to purchase or acquire, such security or otherwise), the grant of an option or other right or the imposition of a restriction on disposition or voting or by operation of law.

                  1.2. Internal References. Unless the context indicates otherwise, references to Articles, Sections and aragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement and references to the parties shall mean the parties to this Agreement.

                                   ARTICLE II
                            LIMITATIONS ON TRANSFER.

                  2.1. Limitations on Transfer.

                  (a) Notwithstanding any other provision of this Agreement, prior to the earlier to occur of (i) the date which is one year following the Effective Time and (ii) the date on which Edward Nicoll is terminated by Instinet, other than in the case of a termination by Instinet for Cause or a termination with the consent of at least two Island Stockholders then entitled to designate directors under Section 2.2(a)(i) of the Island Stockholders Agreement (the period from the Effective Time to the earlier to occur of (i) and (ii), the "Initial Share Holding Period"), Datek shall not at any time effect any Transfer of any Subject Shares, other than (x) an Other Distribution (provided that in connection with any Other Distribution each transferee or successive transferee of capital stock of Datek from the Bain Group, the Silver Lake Group or the TA Group shall have entered into the agreement contemplated by
Section 4(l) of the Company Voting Agreement, dated as of the date hereof, by and among Island, Instinet and those stockholders of Island set forth on Annex A thereto) or (y) a Pro Rata Securityholder Distribution.

                  (b) Following the expiration of the Initial Share Holding Period and until the date which is two years following the Effective Time, Datek shall not Transfer any Subject Shares, except that the foregoing restrictions shall not apply to (i) Transfers by Datek pursuant to an underwritten offering conducted in accordance with the Registration Rights Agreement, (ii) Transfers by Datek pursuant to which the transferee acquiring such Subject Shares has duly executed a Joinder Agreement, (iii) an Other Distribution (provided that in connection with any Other Distribution each transferee or successive transferee of capital stock of Datek from the Bain Group, the Silver Lake Group or the TA Group shall have entered into the agreement contemplated by Section 4(l) of the Company Voting Agreement, dated as of the date hereof, by and among Island, Instinet and those stockholders of Island set forth on Annex A thereto) or (iv) a Pro Rata Securityholder Distribution.

                  (c) Datek hereby acknowledges and agrees that Instinet may impose stop transfer instructions with respect to the Subject Shares subject to the restrictions contained in this Article II in order to implement the restrictions on Transfers contained herein.

                  (d) (i) Each certificate representing Subject Shares will bear a legend on the face thereof substantially to the following effect (with such additions thereto or changes therein as Instinet may be advised by counsel are required by law or necessary to give full effect to this Agreement, the "Legend"):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 9, 2002, BETWEEN INSTINET GROUP INCORPORATED, REUTERS LIMITED AND DATEK ONLINE HOLDINGS CORP., AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF. THE STOCKHOLDERS AGREEMENT CONTAINS, AMONG OTHER THINGS, CERTAIN PROVISIONS RELATING TO THE VOTING AND TRANSFER OF THE SHARES SUBJECT TO THE AGREEMENT. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, DIRECTLY OR INDIRECTLY, MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT APPLICABLE TO THE SHARES REPRESENTED BY THIS CERTIFICATE."

                  (ii) The Legend will be promptly removed by (or at the
            direction of) Instinet, with respect to any certificate representing shares of Common Stock, by the delivery of substitute certificates without such Legend with respect to the applicable Subject Shares, in the event of a Transfer permitted by this Agreement in which the Transferee is not required to enter into a Joinder Agreement pursuant to the terms of this Agreement.

                  (e) At least five days prior to any Transfer of shares of Common Stock prior to the date which is two years following the Effective Time, the transferring party shall give written notice of such Transfer to Instinet. Each such notice required by this paragraph shall describe the manner of the proposed Transfer and the number and nature of the securities involved.

                   2.2. Voting. Until the date which is two years following the
            Effective Time and thereafter for so long as the Island Stockholders (i) control (as such term is defined in the definition of Affiliate) Datek (or otherwise have an agreement or arrangement with Datek that requires Datek to vote its shares of Common Stock for the election of directors designated pursuant to
            Section 2.2(a)(i) of the Island Stockholders Agreement) and (ii) have the right to designate more than one director pursuant to
            Section 2.2(a)(i) of the Island Stockholders Agreement:

                  (a) Datek agrees to cause all shares of Common Stock beneficially owned by it to be voted in favor of the election or removal, as the case may be, of those individuals designated by Reuters Holders as directors of Instinet in accordance with the terms of the Corporate Agreement.

                  (b) Datek may not Transfer shares of Common Stock to a transferee that, alone or together with its Affiliates and Persons with whom it and its Affiliates are acting in concert, acquires from Datek, in a transaction or a series of related transactions, a number of shares of Common Stock representing at least 10% of the aggregate number of shares of Common Stock then outstanding, other than in a Market Transaction or pursuant to the exercise by Datek of its registration rights under the Registration Rights Agreement (excluding pre-arranged transactions in which the Subject Shares are "crossed", "directed" or otherwise caused to be sold to the particular transferee), unless in each case such transferee agrees in writing to be bound by Datek's obligations under Section 2.2(a) above with respect to such transferred shares.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES


                  3.1. Instinet represents and warrants as follows:

                  (a) Status and Authority. Instinet is a company duly organized, validly existing and in good standing under the laws of Delaware. The execution and delivery by Instinet of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on the part of Instinet (except as contemplated by the Merger Agreement), and this Agreement has been duly executed and delivered by the duly authorized officers of Instinet and constitutes the valid, legal and binding obligation of Instinet.

                  (b) No Conflicts.

                  (i) The execution, delivery and performance of this
            Agreement by Instinet will not result in (A) any conflict with the charter documents of any Instinet Entity, (B) any material breach or violation of or default under any statute, law, rule, regulation, judgment, decree, order or any material mortgage, deed of trust, indenture, agreement or any other instrument to which any Instinet Entity is a party or by which any of their respective material properties or assets are bound, or (C) the creation or imposition of any lien, charge, pledge or encumbrance thereon, except for such breaches, violations or defaults and such liens, charges, pledges or encumbrances as would not, individually or in the aggregate, adversely affect the ability of Instinet to perform its obligations hereunder.

                  (ii) No consent, approval or authorization of or filing with any governmental authority is required with respect to Instinet in connection with the execution and delivery of this Agreement, and the performance by Instinet of its obligations hereunder.

                  (c) No Litigation. There are no judicial or administrative actions, proceedings or investigations pending or to the best knowledge of Instinet, threatened, which question the validity of this Agreement or any action taken or to be taken by Instinet in connection herewith.

                  3.2. Datek represents and warrants as follows:

                  (a) Status and Authority. Datek is a corporation, limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The execution and delivery by Datek of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate, limited partnership or limited liability company action on the part of Datek, as applicable, and this Agreement has been duly executed and delivered by the duly authorized officers or other representatives of Datek and constitutes the valid, legal and binding obligation of Datek.

                  (b) No Conflicts; No Liens.

                  (i) The execution, delivery and performance of this
            Agreement by Datek will not result in (A) any conflict with the charter documents of Datek (B) any material breach or violation of or default under any statute, law, rule, regulation, judgment, decree, order or any material mortgage, deed of trust, indenture, agreement or any other instrument to which Datek, as applicable, is a party or by which any of its material properties or assets are bound, or (C) the creation or imposition of any lien, charge, pledge or encumbrance thereon, except for such breaches, violations or defaults and such liens, charges, pledges or encumbrances as would not, individually or in the aggregate, adversely affect the ability of Datek, as applicable, to perform its obligations hereunder.

                 (ii) None of the Subject Shares are subject to any lien,
            charge, pledge or encumbrance thereon.

                (iii) No consent, approval or authorization of or filing
            with any governmental authority is required with respect to Datek in connection with the execution and delivery of this Agreement, and the performance by Datek of its obligations hereunder.

                  (c) No Litigation. There are no judicial or administrative actions, proceedings or investigations pending or to the best knowledge of Datek, threatened, which question the validity of this Agreement or any action taken or to be taken by Datek in connection herewith.

                  3.3. Reuters Limited represents and warrants as follows:

                  (a) Status and Authority. Reuters Limited is a company duly organized and validly existing under the laws of its jurisdiction of organization. The execution and delivery by Reuters Limited of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on the part of Reuters Limited, and this Agreement has been duly executed and delivered by the duly authorized officers of Reuters Limited and constitutes the valid, legal and binding obligation of Reuters Limited.

                  (b) No Conflicts.

                  (i) The execution, delivery and performance of this
            Agreement by Reuters Limited will not result in (A) any conflict with the charter documents of Reuters Limited, (B) any material breach or violation of or default under any statute, law, rule, regulation, judgment, decree, order or any material mortgage, deed of trust, indenture, agreement or any other instrument to which Reuters Limited is a party or by which any of its material properties or assets are bound, or (C) the creation or imposition of any lien, charge, pledge or encumbrance thereon, except for such breaches, violations or defaults and such liens, charges, pledges or encumbrances as would not, individually or in the aggregate, adversely affect the ability of Reuters Limited to perform its obligations hereunder.

                 (ii) No consent, approval or authorization of or filing with any governmental authority is required with respect to Reuters Limited in connection with the execution and delivery of this Agreement, and the performance by Reuters Limited of its obligations hereunder.

                  (c) No Litigation. There are no judicial or administrative actions, proceedings or investigations pending or, to the best knowledge of Reuters Limited, threatened, which question the validity of this Agreement or any action taken or to be taken by Reuters Limited in connection herewith.

                                   ARTICLE IV
                                  MISCELLANEOUS

                  4.1. Amendments. This Agreement may be amended, supplemented or otherwise modified only by a writing duly executed by or on behalf of Instinet, Reuters Limited and Datek. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by (i) Instinet, in the case of a waiver of rights of Instinet, (ii) Reuters Limited, in the case of a waiver of rights of Reuters Limited, and/or
(iii) Datek, in the case of a waiver of rights of Datek. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

                  4.2. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement or such provision of the application of such provision to such party or circumstances, other than those to which it is so determined to be invalid, illegal or unenforceable, shall remain in full force and effect to the fullest extent permitted by law and shall not be affected thereby, unless such a construction would be unreasonable.

                  4.3. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be deemed duly given upon actual receipt, and shall be delivered (a) in person, (b) by registered or certified mail, postage prepaid, return receipt requested or (c) by facsimile or other generally accepted means of electronic transmission (provided that a copy of any notice delivered pursuant to this clause (c) shall also be sent pursuant to clause (a) or (b)) above, addressed as follows:

                  (a)  if to Instinet, to:

                       Instinet Group Incorporated
                       3 Times Square
                       10th Floor
                       New York, New York
                       Attention:  General Counsel
                       Telecopy No.:  646-223-9017


                       with a copy to:

                       Cleary, Gottlieb, Steen & Hamilton
                       One Liberty Plaza
                       New York, New York 10006
                       Attention:  Yvette P. Teofan
                       Telecopy No.:  212-225-3999

                  (b)  If to Reuters Limited, to:

                       Reuters Limited
                       85 Fleet Street
                       London, England
                       EC4B 4AJ
                       Attention:  General Counsel
                       Telecopy No.:  011-44-207-542-5896

                       with a copy to:

                       Reuters America Inc.
                       The Reuters Building
                       3 Times Square
                       New York, New York  10036
                       Attention:  General Counsel
                       Telecopy No:  646-223-4250

                       and to:

                       Simpson Thacher & Bartlett
                       425 Lexington Avenue
                       New York, New York  10017
                       Attention: Vince Pagano, Esq.
                                     William E. Curbow, Esq.
                       Telecopy No.:  212-455-2502

                  (c)  If to Datek, to:
                       Datek Online Holdings Corp.
                       70 Hudson Street
                       Jersey City, New Jersey 07302
                       Attention:  Stuart Sindell
                       Telecopy No.:  201-761-8044

                       with a copy to:

                       Fried, Frank, Harris, Shriver & Jacobson
                       One New York Plaza
                       New York, New York 10004
                       Attention:  F. William Reindel, Esq.
                       Telecopy No.:  212-859-4000

                       and to:

                       Ropes & Gray
                       One International Place
                       Boston, Massachusetts 02110
                       Attention:  Alfred O. Rose, Esq.
                       Telecopy No.:  617-951-7050


or to such other addresses or telecopy numbers as may be specified by like notice to the other parties.

                  4.4. Further Assurances. The parties hereto shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be reasonably necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instrument delivered pursuant hereto.

                  4.5. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  4.6. Entire Agreement. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof.

                  4.7. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

                  4.8. Jurisdiction; Specific Performance. The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Amendment shall properly lie and shall be brought in any federal or state court located in the Borough of Manhattan, City and State of New York. By execution and delivery of this Agreement, each party hereto irrevocably submits to the jurisdiction of such courts for itself or herself and in respect of its or her property with respect to such action. Each party hereto hereby irrevocably agrees and consents to service of process for all purposes under this Agreement at the address specified for such party in, or in accordance with Section 4.3. Any service made on such party hereto shall be effective when delivered regardless of whether notice thereof is given to the affected party. The parties hereto irrevocably agree that venue would be proper in such court, and hereby irrevocably waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties to this Agreement agree to waive any requirement for the posting of any bond in connection with such remedy.

                  4.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same agreement.

                  4.10. Termination. Except as otherwise provided herein, this Agreement shall terminate and be of no further effect on which is ten years following the Effective Time.

                  4.11. Effectiveness of Agreement. Notwithstanding anything in this Agreement to the contrary, this Agreement shall become effective only upon the Effective Time.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.



                                     INSTINET GROUP INCORPORATED


                                     By:
                                        ---------------------------------
                                           Name:
                                           Title:

                                     REUTERS LIMITED

                                     By:
                                        ---------------------------------
                                           Name:  Devin Wenig
                                           Title: Attorney in Fact


                                     DATEK ONLINE HOLDINGS  CORPORATION

                                     By:
                                        ---------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT A
                                     JOINDER


                  By execution of this Joinder, the undersigned agrees to become a party to that certain Stockholders Agreement, dated as of June 9, 2002 (the "Agreement"), between Instinet Group Incorporated, Reuters Limited and Datek Online Holdings Corporation. By execution of this Joinder, the undersigned shall observe all the obligations of Datek with respect to the Subject Shares acquired by the undersigned, in each case as specified in the Agreement and to have made on the date hereof all representations and warranties set forth in Section 3.2 of the Agreement, modified, if necessary, to reflect the nature of the undersigned as a trust, estate or other entity.


Name:________________________


Address for Notices:                                 With Copies to:

_____________________________                      _____________________________

_____________________________                      _____________________________

_____________________________                      _____________________________

_____________________________                      _____________________________

_____________________________                      _____________________________



Signature:_____________________________

Date:__________________________________